SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 19, 2005

                        Commission File Number: 000-21376


                               Bio-Life Labs, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)


Nevada                                                               33-0714007
-------                                                              ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


9911 West Pico Boulevard, Suite 1410, Los Angeles, California             90035
--------------------------------------------------------------            -----
(Address of principal executive offices)                             (Zip Code)



                                 (310) 277-5333
                                 --------------
              (Registrant's Telephone Number, Including Area Code)






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ITEM 2.03: CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF THE COMPANY.

Bio-Life Labs, Inc., a Nevada corporation (the "Registrant") has received payments totaling $ 137,000 as advances on two proposed transactions that have not yet been committed to writing or consummated.

At the time such agreements are entered into by the Registrant, these agreements will be filed by the Registrant as an amendment to this report.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              Bio-Life Labs, Inc.


January 19, 2005                         By:  /s/ Nancy LeMay
                                              --------------------------
                                              Nancy LeMay, President